UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 15, 2007
                                                 -------------------------------

                   Morgan Stanley Portfolio Strategy Fund L.P.
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                       0-19046                13-3589337
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(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)                File Number)            Identification No.)


c/o Demeter Management Corporation, 522 Fifth Avenue; Floor 13, New York, NY
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(Address of Principal Executive Offices)

   10036
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 (Zip Code)

Registrant's telephone number, including area code: (212) 296-6846

c/o Demeter Management Corporation, 330 Madison Avenue, 8th Floor, New York, NY
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10017
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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

   (a) Effective July 1, 2007, the Registrant and Morgan Stanley & Co. Incorporated, a Delaware Corporation ("MS&Co."), amended and restated the Commodity Futures Customer Agreement originally entered into by the Registrant and MS&Co. dated May 1, 2000, and the Amended and Restated Customer Agreement entered into by the Registrant and Morgan Stanley DW Inc. dated June 22, 2000, to reflect the merger of Morgan Stanley DW Inc. into MS&Co. and a change in the calculation of the brokerage commissions. Pursuant to the amended and restated customer agreement, the cap on brokerage commissions and transaction fees and costs at 13/20 of 1% per month (a maximum 7.8% annual rate) is calculated based on the Registrant's average beginning of month net assets.

   (b) On June 15, 2007, the Registrant and Morgan Stanley Capital Group Inc., an affiliate of the general partner of the Registrant, entered into a Foreign Exchange and Options Master Agreement (the "Master Agreement"). Pursuant to the Master Agreement, Morgan Stanley Capital Group Inc. will act as the counterparty on all of the options on foreign currency forward trades for the Registrant effective June 15, 2007.

   A copy of the Master Agreement is filed herewith as Exhibit 10.07 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

   The Amended and Restated Management Agreement dated as of May 12, 1997, as it may have been further amended, among the Registrant, Demeter Management Corporation (the "General Partner") and John Henry & Company, Inc., pursuant to which John Henry & Company, Inc. served as the sole trading advisor of the Registrant, was terminated effective June 30, 2007.

   No penalties have been incurred by any of the parties as a result of the termination of the management agreement among the Registrant, the General Partner and John Henry & Company, Inc.

Item 9.01. Financial Statements and Exhibits.

   (d) Exhibits.
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       Exhibit Number    Description
       --------------    -----------

       10.07 Foreign Exchange and Options Master Agreement between Morgan Stanley Capital Group Inc. and the Registrant, dated as of June 15, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MORGAN STANLEY PORTFOLIO STRATEGY FUND L.P.

Date: July 6, 2007           By:   Demeter Management Corporation
                                   as General Partner

                             /s/ Walter Davis
                             ---------------------------------------------------
                             Name: Walter Davis
                             Title: President